EXHIBIT 99.1

Global Consumer Services Group	(Preliminary)
Selected Income Statement Information
(Millions, except percentages)

	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18
Non-interest revenues *	$4,371	$4,226	$4,193	$3,912	$4,019	$3,850	$3,850	$3,638
Interest income	2,442	2,402	2,297	2,272	2,240	2,140	1,994	1,949
Interest expense **	412	437	446	435	413	380	347	308
Total revenues net of interest expense	6,401	6,191	6,044	5,749	5,846	5,610	5,497	5,279
Total provisions for losses	780	653	651	551	727	609	566	529
Total revenues net of interest expense after provisions for losses	5,621	5,538	5,393	5,198	5,119	5,001	4,931	4,750
Total expenses *	4,463	4,275	4,288	3,984	4,192	3,845	3,793	3,551
Pretax segment income	1,158	1,263	1,105	1,214	927	1,156	1,138	1,199
Income tax provision	177	272	224	260	72	242	233	258
Segment income	$981	$991	$881	$954	$855	$914	$905	$941
Effective tax rate	15.3%	21.5%	20.3%	21.4%	7.8%	20.9%	20.5%	21.5%

* Reflects changes as a result of enhancements to our transfer pricing methodology related to the sharing of revenues between our card issuing, network and merchant businesses.
** Reflects changes as a result of enhancements to our methodology related to the allocation of certain funding costs primarily related to our Card Member loan and Card Member receivable portfolios.

See Appendix III for footnote references.

Global Commercial Services							(Preliminary)
Selected Income Statement Information
(Millions, except percentages)

	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18
Non-interest revenues *	$3,187	$3,070	$3,059	$2,926	$2,972	$2,881	$2,876	$2,752
Interest income	493	485	468	454	435	416	393	377
Interest expense **	247	262	269	256	254	237	221	186
Total revenues net of interest expense	3,433	3,293	3,258	3,124	3,153	3,060	3,048	2,943
Total provisions for losses	236	222	206	254	224	200	237	239
Total revenues net of interest expense after provisions for losses	3,197	3,071	3,052	2,870	2,929	2,860	2,811	2,704
Total expenses *	2,560	2,358	2,355	2,225	2,354	2,194	2,204	2,088
Pretax segment income	637	713	697	645	575	666	607	616
Income tax provision	87	145	136	133	44	142	126	140
Segment income	$550	$568	$561	$512	$531	$524	$481	$476
Effective tax rate	13.7%	20.3%	19.5%	20.6%	7.7%	21.3%	20.8%	22.7%

* Reflects changes as a result of enhancements to our transfer pricing methodology related to the sharing of revenues between our card issuing, network and merchant businesses.
** Reflects changes as a result of enhancements to our methodology related to the allocation of certain funding costs primarily related to our Card Member loan and Card Member receivable portfolios.

See Appendix III for footnote references.

Global Merchant and Network Services	(Preliminary)
Selected Income Statement Information
(Millions, except percentages)

	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18
Non-interest revenues *	$1,505	$1,471	$1,478	$1,449	$1,453	$1,424	$1,442	$1,471
Interest income	6	6	7	9	8	6	7	9
Interest expense **	(62)	(74)	(87)	(80)	(74)	(65)	(56)	(49)
Total revenues net of interest expense	1,573	1,551	1,572	1,538	1,535	1,495	1,505	1,529
Total provisions for losses	9	4	3	4	6	6	4	6
Total revenues net of interest expense after provisions for losses	1,564	1,547	1,569	1,534	1,529	1,489	1,501	1,523
Total expenses *	998	845	812	777	988	799	832	880
Pretax segment income	566	702	757	757	541	690	669	643
Income tax provision	92	179	193	186	105	168	184	176
Segment income	$474	$523	$564	$571	$436	$522	$485	$467
Effective tax rate	16.3%	25.5%	25.5%	24.6%	19.4%	24.3%	27.5%	27.4%

* Reflects changes as a result of enhancements to our transfer pricing methodology related to the sharing of revenues between our card issuing, network and merchant businesses.
** Reflects changes as a result of enhancements to our methodology related to the allocation of certain funding costs primarily related to our Card Member loan and Card Member receivable portfolios.

See Appendix III for footnote references.

American Express Company	(Preliminary)
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18	YTD'19	YTD'18
Consolidated
Net interest income	$2,284	$2,203	$2,074	$2,059	$2,032	$1,961	$1,829	$1,841	$8,620	$7,663
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (A) *	421	461	465	486	445	425	390	332	1,833	1,592
Interest income not attributable to the Company's Card Member loan portfolio (B)	(271)	(308)	(312)	(335)	(287)	(274)	(236)	(213)	(1,226)	(1,010)
Adjusted net interest income (C)	$2,434	$2,356	$2,227	$2,210	$2,190	$2,112	$1,983	$1,960	$9,227	$8,245
Average Card Member loans (billions)	$85.2	$83.3	$81.9	$80.6	$79.4	$76.4	$74.1	$72.7	$82.8	$75.8
Net interest income divided by average Card Member loans (D)	10.7%	10.6%	10.1%	10.2%	10.2%	10.3%	9.9%	10.1%	10.4%	10.1%
Net interest yield on average Card Member loans (E) *	11.3%	11.2%	10.9%	11.1%	10.9%	11.0%	10.7%	10.9%	11.1%	10.9%

Global Consumer Services Group
U.S.
Net interest income *	$1,750	$1,707	$1,606	$1,596	$1,597	$1,535	$1,431	$1,422	$6,659	$5,985
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (A) *	73	68	67	69	66	62	60	44	277	232
Interest income not attributable to the Company's Card Member loan portfolio (B)	(58)	(56)	(52)	(53)	(51)	(46)	(42)	(39)	(219)	(178)
Adjusted net interest income (C)	$1,765	$1,719	$1,621	$1,612	$1,612	$1,551	$1,449	$1,427	$6,717	$6,039
Average Card Member loans (billions)	$60.6	$59.7	$58.8	$58.3	$57.8	$55.4	$53.7	$52.9	$59.4	$55.1
Net interest income divided by average Card Member loans (D) *	11.6%	11.4%	10.9%	11.0%	11.1%	11.1%	10.7%	10.8%	11.2%	10.9%
Net interest yield on average Card Member loans (E) *	11.6%	11.4%	11.1%	11.2%	11.1%	11.1%	10.8%	10.9%	11.3%	11.0%

Outside the U.S.
Net interest income *	$280	$258	$245	$241	$230	$225	$216	$219	$1,024	$890
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (A) *	22	22	20	21	17	19	15	18	85	69
Interest income not attributable to the Company's Card Member loan portfolio (B)	(4)	(4)	(4)	(3)	—	(3)	(2)	(3)	(15)	(8)
Adjusted net interest income (C)	$298	$276	$261	$259	$247	$241	$229	$234	$1,094	$951
Average Card Member loans (billions)	$10.5	$10.0	$9.9	$9.7	$9.3	$8.9	$8.8	$8.6	$10.0	$8.9
Net interest income divided by average Card Member loans (D) *	10.7%	10.3%	9.9%	9.9%	9.9%	10.1%	9.8%	10.2%	10.2%	10.0%
Net interest yield on average Card Member loans (E) *	11.3%	11.0%	10.6%	10.9%	10.6%	10.7%	10.5%	11.0%	10.9%	10.7%

Total
Net interest income *	$2,030	$1,965	$1,851	$1,837	$1,827	$1,760	$1,647	$1,641	$7,683	$6,875
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (A) *	95	90	87	90	83	81	76	61	362	301
Interest income not attributable to the Company's Card Member loan portfolio (B)	(62)	(60)	(56)	(56)	(51)	(49)	(45)	(41)	(234)	(186)
Adjusted net interest income (C)	$2,063	$1,995	$1,882	$1,871	$1,859	$1,792	$1,678	$1,661	$7,811	$6,990
Average Card Member loans (billions)	$71.1	$69.7	$68.7	$68.0	$67.1	$64.4	$62.5	$61.6	$69.4	$64.0
Net interest income divided by average Card Member loans (D) *	11.4%	11.3%	10.8%	10.8%	10.9%	10.9%	10.5%	10.7%	11.1%	10.7%
Net interest yield on average Card Member loans (E) *	11.5%	11.4%	11.0%	11.2%	11.0%	11.0%	10.8%	10.9%	11.3%	10.9%

Global Commercial Services
Net interest income *	$246	$223	$199	$198	$181	$179	$172	$191	$866	$723
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (A) *	184	194	201	192	194	183	$171	$145	$771	$693
Interest income not attributable to the Company's Card Member loan portfolio (B)	(59)	(55)	(55)	(52)	(44)	(42)	$(38)	$(37)	$(221)	$(161)
Adjusted net interest income (C)	$371	$362	$345	$338	$331	$320	$305	$299	$1,416	$1,255
Average Card Member loans (billions)	$14.1	$13.6	$13.2	$12.6	$12.4	$12.0	$11.7	$11.2	$13.4	$11.8
Net interest income divided by average Card Member loans (D) *	7.0%	6.6%	6.0%	6.3%	5.8%	6.0%	5.9%	6.8%	6.5%	6.1%
Net interest yield on average Card Member loans (E) *	10.4%	10.5%	10.5%	10.9%	10.6%	10.6%	10.5%	10.8%	10.6%	10.7%

* Reflects changes as a result of enhancements to our methodology related to the allocation of certain funding costs primarily related to our Card Member loan and Card Member receivable portfolios.

See Appendix III for footnote references.

American Express Company						(Preliminary)
Appendix I
Consolidated Statements of Income *
(Millions, except percentages and per share amounts)

	Q4'19	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	Q1'18
Total non-interest revenues	$9,081	$8,786	$8,764	$8,305	$8,442	$8,183	$8,173	$7,877
Total interest income	3,085	3,080	2,965	2,954	2,866	2,738	2,540	2,462
Total interest expense	801	877	891	895	834	777	711	621
Total revenues net of interest expense	11,365	10,989	10,838	10,364	10,474	10,144	10,002	9,718
Total provisions for losses	1,024	879	861	809	954	817	806	775
Total revenues net of interest expense after provisions for losses	10,341	10,110	9,977	9,555	9,520	9,327	9,196	8,943
Total expenses	8,355	7,844	7,758	7,597	7,689	7,209	7,105	6,861
Pretax income	1,986	2,266	2,219	1,958	1,831	2,118	2,091	2,082
Income tax provision (benefit)	293	511	458	408	(179)	464	468	448
Net income	$1,693	$1,755	$1,761	$1,550	$2,010	$1,654	$1,623	$1,634
Net income attributable to common shareholders (F)	$1,661	$1,723	$1,729	$1,518	$1,975	$1,621	$1,591	$1,600
Effective tax rate	14.8%	22.6%	20.6%	20.8%	(9.8)%	21.9%	22.4%	21.5%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.04	$2.09	$2.07	$1.81	$2.33	$1.89	$1.85	$1.86
Average common shares outstanding	814	825	834	841	850	858	860	859
Diluted
Net income attributable to common shareholders	$2.03	$2.08	$2.07	$1.80	$2.32	$1.88	$1.84	$1.86
Average common shares outstanding	816	827	836	843	852	860	862	861
Cash dividends declared per common share	$0.43	$0.43	$0.39	$0.39	$0.39	$0.39	$0.35	$0.35

* The American Express Consolidated Statements of Income and Earnings Per Common Share remain unchanged and are being provided for context.

See Appendix III for footnote references.

American Express Company	(Preliminary)
Appendix II
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Twelve months ended December 31, 2019
Non-interest revenues *	$16,702	$12,242	$5,903	$89	$34,936
Interest income	9,413	1,900	28	743	12,084
Interest expense **	1,730	1,034	(303)	1,003	3,464
Total revenues net of interest expense	24,385	13,108	6,234	(171)	43,556
Total provisions for losses	2,635	918	20	—	3,573
Total revenues net of interest expense after provisions for losses	21,750	12,190	6,214	(171)	39,983
Total expenses *	17,010	9,498	3,432	1,614	31,554
Pretax income (loss)	4,740	2,692	2,782	(1,785)	8,429
Income tax provision (benefit)	933	501	650	(414)	1,670
Net income (loss)	$3,807	$2,191	$2,132	$(1,371)	$6,759

Twelve months ended December 31, 2018
Non-interest revenues *	$15,357	$11,481	$5,790	$47	$32,675
Interest income	8,323	1,621	30	632	10,606
Interest expense **	1,448	898	(244)	841	2,943
Total revenues net of interest expense	22,232	12,204	6,064	(162)	40,338
Total provisions for losses	2,431	900	22	(1)	3,352
Total revenues net of interest expense after provisions for losses	19,801	11,304	6,042	(161)	36,986
Total expenses *	15,381	8,840	3,499	1,144	28,864
Pretax income (loss)	4,420	2,464	2,543	(1,305)	8,122
Income tax provision (benefit)	805	452	633	(689)	1,201
Net income (loss)	$3,615	$2,012	$1,910	$(616)	$6,921

* Reflects changes as a result of enhancements to our transfer pricing methodology related to the sharing of revenues between our card issuing, network and merchant businesses.
** Reflects changes as a result of enhancements to our methodology related to the allocation of certain funding costs primarily related to our Card Member loan and Card Member receivable portfolios.

See Appendix III for footnote references.

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated.
(A)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(B)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(C)	Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.
(D)	Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.
(E)	Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis. Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses, and thus not included in the net interest yield calculation. The Company believes that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.
(F)	Represents net income, less (i) earnings allocated to participating share awards of $12 million, $11 million, $13 million, $11 million, $16 million, $13 million, $12 million and $13 million in Q4'19, Q3'19, Q2'19, Q1'19, Q4'18, Q3'18, Q2'18 and Q1'18 respectively; and (ii) dividends on preferred shares of $20 million, $21 million, $19 million, $21 million, $19 million, $20 million, $20 million and $21 million in Q4'19, Q3'19, Q2'19, Q1'19, Q4'18, Q3'18, Q2'18 and Q1'18, respectively.